IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
              THIS FORM 8-K IS BEING FILED IN PAPER
          PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.



                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549



                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event
                   reported) December 22, 1998
                             -----------------


                GE Capital Mortgage Services, Inc.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement dated as of December 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-26)



                GE Capital Mortgage Services, Inc.
-----------------------------------------------------------------
        (Exact Name of Registrant as Specified in Charter)


      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or Other        (Commission       (I.R.S. Employer
     Jurisdiction         File Number)     Identification No.)
   of Incorporation)


Three Executive Campus
Cherry Hill, New Jersey                                 08002
-----------------------------------------------------------------
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code (609) 661-6100
                                                   --------------

Item 5.    Other Events.

           Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Credit Suisse First Boston Corporation (the "Underwriter") in respect of certain classes of the Registrant's REMIC Multi-Class Pass-Through Certificates, Series 1998-26 (the "Series 1998-26 Certificates"). Certain classes of the Series 1998-26 Certificates are being offered pursuant to a Prospectus dated October 22, 1998, as supplemented by a related Prospectus Supplement dated December 22, 1998 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), substantially concurrently with the filing of this Current Report. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-51151) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

           The Computational Materials were prepared solely by the Underwriter of certain classes of the Series 1998-26
Certificates, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

           Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration
Statement by statements or information contained in the Prospectus.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit 1.   Computational Materials (Credit Suisse First
             Boston Corporation).

                            SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GE Capital Mortgage Services, Inc.
                               ----------------------------------
                                          (Registrant)



Date: December 22, 1998        By    /s/ Mary Kaplan
      -----------------          --------------------------
                                 Name:  Mary Kaplan
                                 Title:  Vice President

                          EXHIBIT INDEX



The following exhibit is being filed herewith:


EXHIBIT NO.    DESCRIPTION                                 PAGE
-----------    -----------                                 ----

      1        Computational Materials
               (Credit Suisse First Boston Corporation)      5